UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item I   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/17 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
December 31, 2017:
$2,798,174

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, for the 12 months ended December 31, 2017.
The Fund posted robust double-digit absolute gains and outperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Index, for the annual period. It is also worth noting that the Fund significantly outpaced the category average return of its peers for the one-year period ended December 31, 2017 (allocation 85%+ equity category), as measured by Morningstar,1 placing in the top 30%.
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. Based on a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition, we have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2017, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of improving economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) growth registered 1.2% but picked up meaningfully in the second and third calendar quarters, averaging 3.2%. Economists are expecting U.S. GDP growth in the fourth quarter of 2017 to be close to 3.0%. During the annual period, the labor market remained healthy. The U.S. unemployment rate declined from 4.7% to 4.1%, a 17-year low. This brought employment gains for 2017 to 2.1 million, the seventh straight year of gains exceeding two million. Nonfarm payroll gains averaged 171,000 for the annual period, robust but slightly less than the 186,000 per month on average in 2016. Despite this strength, the average hourly earnings growth rate did not increase, averaging 2.5%, below the peak of previous economic expansions. Manufacturing was a source of strength to the U.S. economy, with the December 2017 Purchasing Managers Index registering 59.7, close to the highest point of the calendar year, with such readings not seen since 2011. Further, fourth quarter 2017 holiday spending was impressive, with retail sales increasing 5.5%, the best holiday season since 2010. Even with all of this economic improvement, inflation remained tame and below expectations of the Federal Reserve (the Fed). The most important indicator of inflation, which the Fed closely follows, the Personal Consumption Expenditure Index, averaged a low 1.5% for the annual period.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Despite disappointing wage growth and the inflation rate being well below its target rate of 2.0%, the Fed increased interest rates because its members believe the low inflation rate to be temporary. Indeed, the Fed tightened monetary policy, raising the targeted federal funds rate three times during the annual period — in March, June and December 2017 — by 25 basis points each, bringing it to a range of 1.25% to 1.50% by the end of the annual period. (A basis point is 1/100th of a percentage point.) At the end of December 2017, the Fed expected continuing strong job growth and a low level of unemployment to eventually put pressure on wages and push up the inflation rate. Should this not occur, the Fed may question its tightening regime, as sub-par inflation could keep wages low and portend some economic weakness. The Fed indicated at its December 2017 meeting that it anticipates three more interest rate hikes in 2018. Additionally, the Fed embarked during the fourth calendar quarter on a program reducing the emergency quantitative easing policy put in place to help the economy recover from the 2008 meltdown. This “normalization” of the Fed’s balance sheet will create even more restrictive monetary conditions. The Fed’s tightening monetary policy pushed up the rates of short-term fixed income securities significantly, with the yield on the two-year U.S. Treasury note increasing from 1.19% to end 2017 at 1.89%. Longer-term fixed income securities fared better since they have greater sensitivity to inflation. The yield on the 10-year U.S. Treasury note declined from 2.45% to 2.40% during the annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
The U.S. dollar declined approximately 10% on average against major world currencies during the annual period, as measured by the U.S. Dollar Index (“DXY”)2, despite higher interest rates. The U.S. dollar’s weakness reflected broader economic expansion, repatriation of corporate profits abroad encouraged by the new tax bill, and reduced trade tensions.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 21.83% during the 12 months ended December 31, 2017, marking the eighth consecutive year of gains, making this, as of the end of the annual period, the second-oldest bull market in history. Further, the S&P 500® Index advanced for all 12 months in 2017, a feat never before accomplished in a single calendar year. U.S. equity market volatility was at historic lows. Such performance was buoyed by improving global economic and corporate earnings growth. International equities, both developed and emerging, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, outperformed the U.S. equity market. The benefits of a broad earnings recovery and ongoing, albeit slow, economic expansion were greater in markets outside of the relatively advanced U.S. market. Indeed, the Asian region led global equity market performance, driven by Hong Kong and India. Emerging markets equities performed especially strongly, as fears that the U.S. Administration would negatively impact global trade by disengaging from the North American Free Trade Agreement, canceling free-trade pacts with countries such as South Korea, and declaring Chinese currency manipulation, did not materialize. Rather, the U.S. encouraged its partners to pursue fairer international trade policies, which reinforced pro-growth policies.
As 2017 began, U.S. equities rallied to new highs on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally for the first quarter overall. In March, the Fed raised interest rates for the third time since the 2008 global financial crisis. U.S. equities then continued to climb higher during the second quarter on strong earnings results and receding European political risk. Market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. During the second half of the year, U.S. economic activity and labor market data showed rather consistent strength, which supported U.S. equity performance throughout. U.S. equities gained additional momentum toward the end of the annual period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The Fed’s third rate hike of 2017 in December had been widely expected and did nothing to disrupt the upward market trend.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid double-digit gains during the annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sector was information technology, followed by materials, consumer discretionary, financials and health care, each of which posted double-digit gains that outpaced the broad S&P 500® Index during the annual period. The weakest performing sectors in the S&P 500® Index during the annual period were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return. These weaker sectors were negatively affected by higher interest rates,

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

competitive margin pressures and lower natural gas prices. During the second half of 2017, oil prices reversed declines from the first half of the year, ending the annual period at more than $60 per barrel, the highest level since June 2015. OPEC discipline and cooperation with non-OPEC producers enabled oil prices to withstand competitive pressures from U.S. shale production.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http:// prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s Prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective. The Fund primarily invests in a diversified basket of U.S. closed-end funds, which the Adviser believes offer opportunities for growth and dividend income. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund generated a total return of 21.97% during the 12 months ended December 31, 2017. This compares to the 19.96% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”), during the same period.
On average, during the annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 8.4%. This compares to the First Trust Index’s average discount to NAV of 4.4% during the same period. At December 31, 2017, the Fund’s weighted average discount to NAV was 7.8% compared to the First Trust Index’s average discount to NAV of 3.8%.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the annual period?
Closed-end funds generally performed strongly across all asset classes during the annual period, led by mixed allocation and equity closed-end funds, which appreciated the most, and then followed by commodity and fixed income closed-ends funds, which also posted solid positive returns. Discounts to NAVs narrowed significantly, as underlying equity holdings rallied, interest rates rose and investor demand for closed-end funds grew. More specifically, the First Trust Index’s average discount to NAV narrowed by approximately 400 basis points, to less than 4%, during the annual period. (A basis point is 1/100th of a percentage point.) Discounts to NAV of equity closed-end funds in the First Trust Index narrowed similarly — by approximately 400 basis points, to less than 5% on average — during the annual period. Discounts to NAV narrowed substantially across all equity categories, and some categories traded at average premium to NAV. For example, at year end, technology closed-end funds were trading at an average premium of more than 3% versus a discount to NAV of more than 3% on average at the beginning of the year. Utilities closed-end funds were trading at an average premium of about 2% at year end versus a discount to NAV of approximately 4% on average at the beginning of the year. Technology closed-end funds reflected, we believe, the strong performance of their underlying holdings. Utilities closed-end funds likely benefited from investor demand for yield, even with rising interest rates.
The U.S. and global equity markets rallied in 2017, marking the eighth consecutive year of the now second-longest U.S. bull market in history. Such performance was buoyed by an improving global economy and robust corporate earnings. The Asian region led global performance, driven by Hong Kong and India markets. As measured by the MSCI indices, the emerging equity markets outperformed developed equity markets. Domestically, U.S. GDP growth accelerated each quarter during the annual period, likely to reflect year-over-year growth of 2.3% in 2017 versus 1.5% in 2016, driven by acceleration in exports/imports. The U.S. encouraged its partners to pursue fairer international trade policies, which reinforced pro-growth policies. During the second half of 2017, oil prices reversed declines from the first half of the year, and gained approximately 13%, ending at more than $60 per barrel, the highest level seen since June 2015. OPEC discipline and cooperation with non-OPEC producers allowed oil prices to withstand competitive pressures from U.S. shale production. On the other hand, natural gas prices declined approximately 20% during the year, reflecting market pressures due to changing supply and demand dynamics. The U.S. dollar declined approximately 10% against major world currencies on average during the annual period, as measured by the U.S. Dollar Index, despite higher interest rates. The U.S. dollar weakness reflected broader economic expansion, repatriation of corporate profits abroad introduced by the new tax legislation and reduced trade tensions.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

These market trends were reflected across equity closed-end funds’ price returns. As classified by Morningstar categories, in terms of absolute price returns, the best performing equity closed-end funds in the First Trust Index included China, technology, India, Japan, diversified emerging markets and industrials closed-end funds. While no category declined, laggards in the First Trust Index included master limited partnerships (MLPs), energy, financial, real estate and natural resources closed-end funds. Similarly, energy was the second-worst performing sector in the S&P 500® Index during the annual period, posting a negative absolute return. While energy equities were relatively weak, energy closed-end funds, including MLP closed-end funds, outperformed energy stocks, and their discounts to NAV narrowed during the year. The telecommunication services sector was the weakest in the S&P 500® Index during the annual period, while real estate and utilities posted positive returns but also significantly lagged the S&P 500® Index during the annual period as investors shifted toward growth stocks and away from interest rate-sensitive sectors.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed the First Trust Index during the annual period attributable primarily to effective selection of and having an overweight to equity closed-end funds. Only partially offsetting these positive contributors was having a 3% average allocation to cash during this strongly performing annual period for equity closed-end funds. Further, having no exposure to strongly performing mixed allocation closed-end funds detracted. The Fund does not invest in non-equity closed-end funds, and so the strong performance of mixed allocation closed-end funds in the First Trust Index had a negative effect on relative results.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy MLP, large-cap blend, large-cap growth and India equity closed-end funds during the annual period. The Value Line quantitative model ranks its universe of equity closed-end funds based on a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions overall helped the Fund’s performance relative to the First Trust Index during the reporting period. For example, the top contributor to the Fund’s relative results during the annual period was Blackrock Science and Technology Trust (BST), which we liked for its underlying technology holdings. BST posted robust double-digit gains during the annual period, significantly outperforming the First Trust Index.
What were the Fund’s strongest-contributing market sectors (as delineated by Morningstar categories) on a relative basis when looking through at its underlying holdings compared to the First Trust Index? Which detracted most?
Allocations to and selections amongst technology closed-end funds, large-cap blend closed-end funds and financial closed-end funds contributed most positively to the Fund’s relative performance. Conversely, allocations to and selections amongst global closed-end funds and miscellaneous regional closed-end funds were amongst the categories that hurt the most. Further, having an overweighted allocation relative to the First Trust Index in energy closed-end funds detracted from performance, more than offsetting the positive selection effect.
Which equity market sectors (as delineated by GICS sectors) most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in the information technology, health care and consumer discretionary sectors contributed most positively to the Fund’s relative performance. Both allocation and selection decisions within information technology, health care and consumer discretionary proved beneficial. Relative to underlying equity closed-end fund holdings of the First Trust Index, the Fund was overweight information technology and health care and had a rather neutral position in consumer discretionary. Each of these sectors outpaced the S&P 500® Index during the annual period, and thus such positioning benefited the Fund’s relative results.
Detracting from relative results was positioning in the industrials, utilities and energy sectors, via underlying closed-end funds. Having an underweighted allocation to and selection in the strongly performing industrials sector hurt. Allocation positioning to utilities also dampened relative results, more than offsetting the positive contribution made by effective stock selection in the sector. The Fund was underweight energy, via underlying closed-end funds, which proved beneficial given that energy was the second-weakest performing sector in the S&P 500® Index during the annual period. However, this was more than offset by stock selection within the energy sector, which detracted.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the annual period were positions in BlackRock Science and Technology Trust, mentioned earlier, as well as John Hancock Financial Opportunities Fund, ClearBridge Energy MLP Fund, Nuveen Dow 30 Dynamic Overwrite Fund and Tekla Lifesciences Investors.
Which underlying funds detracted significantly from the Fund’s performance during the annual period?
The closed-end funds that detracted most from the Fund’s performance during the annual period were positions in Cohen & Steers MLP Income and Energy Opportunity Fund, ClearBridge Energy MLP Opportunity Fund, Kayne Anderson Midstream/Energy Fund, BlackRock Energy and Resources Trust and ClearBridge Energy MLP Total Return Fund.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
The Fund’s buy and sell decisions were mainly driven by changes in the Value Line quantitative model. For instance, triggered by the Value Line quantitative model, the Fund bought Japan Smaller Capitalization Fund, Templeton Emerging Markets Fund and Royce Micro-Cap Trust. These closed-end funds subsequently posted strong double-digit returns, and each contributed positively to the Fund’s relative results.
Conversely, the Fund sold its positions in Kayne Anderson Energy Total Return Fund (KYE), which had appreciated substantially since the beginning of the calendar year. Subsequent to the sale and through the end of the annual period, KYE declined significantly, proving our sale at the end of the first quarter was both timely and profitable, as triggered by the Value Line quantitative model.
The Fund also sold its positions in BlackRock Enhanced Global Dividend Trust and Tekla Healthcare Opportunities Fund during the reporting period. These closed-end funds had strong double-digit gains during the time they were held during the reporting period, contributing positively to the Fund’s relative results.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the annual period, the Fund increased its exposure to emerging markets and Asia, which proved beneficial given the strong performance in those regions. From a sector perspective, the Fund increased its exposure relative to the First Trust Index in consumer discretionary and industrials and decreased its exposure relative to the First Trust Index in financials and information technology.
How was the Fund positioned relative to its benchmark index at the end of December 2017?
As of December 31, 2017, the Fund owned 34 equity closed-end funds, individually weighted within a range of 1.8% to 3.6% of total net assets. This compares to the First Trust Index, which owned 169 closed-end funds, including equity, fixed income, commodity and mixed allocation closed-end funds, with weightings ranging from 0.1% to 3.3% of total net assets. The Fund also owned one equity ETF, weighted at 1.5% of total net assets, at the end of the annual period.
From a sector perspective, at the end of the year, the Fund was overweight relative to the First Trust Index via positions in underlying closed-end funds in health care, industrials and information technology. Via positions in underlying closed-end funds, the Fund was underweight relative to the First Trust Index in utilities, financials, telecommunication services and real estate and was rather neutrally weighted to the First Trust Index in consumer discretionary, consumer staples, energy and materials.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, we believed underlying closed-end fund selection was increasingly important given narrowing discounts of closed-end funds’ prices to their NAVs. Further, in our view, rising interest rates and shrinking supply of capital are likely to impact demand for closed-end funds in the months ahead. We intend to continue monitoring changes in the implementation of government policies, interest rate expectations, commodity prices and overall macroeconomic environment conditions, as these changes will likely affect the performance of the equity closed-end fund market and the overall U.S. equity market ahead. These factors will help guide us in our qualitative decision-making process as we seek to enhance the performance of the Fund.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings (As of 12/31/2017) (Unaudited)
Company	Percentage of Net Assets
Blackrock Science & Technology Trust	3.58%
Nuveen Dow 30sm Dynamic Overwrite Fund	3.43%
Liberty All Star Equity Fund	3.33%
Boulder Growth & Income Fund, Inc.	3.21%
BlackRock Energy and Resources Trust	3.19%
Adams Natural Resources Fund, Inc.	3.19%
Adams Diversified Equity Fund, Inc.	3.17%
Reaves Utility Income Fund	3.10%
Tekla Life Sciences Investors	3.09%
Eaton Vance Enhanced Equity Income Fund	3.06%
Total	32.35%
Portfolio Composition at December 31, 2017 (Unaudited):
(Percentage of Net Assets)

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2017) (Unaudited)
	1 Yr	3 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	21.36%	7.42%	7.42%
S&P 500® Index	21.83%	11.41%	11.41%
First Trust Equity Closed-End Fund Total Return Index	19.96%	5.99%	5.99%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made since inception of the Fund and in the First Trust Equity Closed-End Fund Total Return Price Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends, if any.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2017 and held for six months ended December 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,084.60	$6.57	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund
Schedule of Investments
December 31, 2017
Shares		Value
Closed-End Funds — 95.7%
CHINA REGION — 2.8%
3,400	Morgan Stanley China A Share Fund, Inc.	$79,492
DIVERSIFIED EMERGING MARKETS — 2.3%
3,900	Templeton Emerging Markets Fund	63,999
ENERGY LIMITED PARTNERSHIP — 12.9%
7,600	ClearBridge American Energy MLP Fund, Inc.	62,928
5,000	ClearBridge Energy MLP Fund, Inc.	76,350
7,000	ClearBridge Energy MLP Opportunity Fund, Inc.	82,600
5,000	Kayne Anderson Midstream/Energy Fund, Inc.	69,000
7,500	Neuberger Berman MLP Income Fund, Inc.	70,350
		361,228
EQUITY ENERGY — 6.4%
4,500	Adams Natural Resources Fund, Inc.	89,280
6,300	BlackRock Energy and Resources Trust	89,334
		178,614
GLOBAL REAL ESTATE — 2.3%
8,100	CBRE Clarion Global Real Estate Income Fund	64,152
HEALTH — 5.7%
3,300	Tekla Healthcare Investors	74,415
4,400	Tekla Life Sciences Investors	86,372
		160,787
INDIA EQUITY — 2.1%
2,250	India Fund, Inc. (The)	58,770
JAPAN STOCK — 2.2%
5,200	Japan Smaller Capitalization Fund, Inc.	61,412
LARGE BLEND — 18.6%
5,900	Adams Diversified Equity Fund, Inc.	88,677
12,000	Gabelli Equity Trust, Inc.	74,280
2,400	General American Investors Co., Inc.	82,560
14,800	Liberty All Star Equity Fund	93,240
5,100	Nuveen Dow 30sm Dynamic Overwrite Fund	96,084
6,000	Nuveen S&P 500 Buy-Write Income Fund	85,500
		520,341
Shares		Value
LARGE GROWTH — 6.0%
5,900	Eaton Vance Enhanced Equity Income Fund	$85,609
8,500	Eaton Vance Risk-Managed Diversified Equity Income Fund	81,855
		167,464
LARGE VALUE — 6.1%
8,901	BlackRock Enhanced Equity Dividend Trust	82,156
8,100	Boulder Growth & Income Fund, Inc.	89,829
		171,985
MID-CAP GROWTH — 3.1%
2,100	Source Capital, Inc.	85,596
MISCELLANEOUS REGION — 3.0%
6,600	Swiss Helvetia Fund, Inc. (The)	84,216
MODERATE ALLOCATION — 7.0%
1,200	Korea Fund, Inc. (The)	49,524
3,000	Macquarie Global Infrastructure Total Return Fund, Inc.	77,340
3,500	New Germany Fund, Inc. (The)	68,075
		194,939
REAL ESTATE — 2.6%
5,700	Cohen & Steers Quality Income Realty Fund, Inc.	72,105
SMALL BLEND — 2.9%
8,600	Royce Micro-Cap Trust, Inc.	81,227
TECHNOLOGY — 3.6%
3,750	Blackrock Science & Technology Trust	100,088
UTILITIES — 6.1%
3,500	Cohen & Steers Infrastructure Fund, Inc.	84,000
2,800	Reaves Utility Income Fund	86,632
		170,632
Total Closed-End Funds (Cost $2,499,245)		2,677,047
Exchange-Traded Fund — 1.5%
HEALTH — 1.5%
399	iShares Nasdaq Biotechnology ETF	42,601
Total Exchange-Traded Fund (Cost $40,295)		42,601

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Schedule of Investments (Continued)
December 31, 2017
Shares		Value
Short-Term Investment – 2.6%
Money Market Fund — 2.6%
72,120	State Street Institutional U.S. Government Money Market Fund, Premier Class	$72,120
Total Short-Term Investment (Cost $72,120)		72,120
Total Investments — 99.8% (Cost $2,611,660)		$2,791,768
Cash And Other Assets In Excess Of Liabilities — 0.2%		6,406
Net Assets — 100.0%		$2,798,174
Net Asset Value Per Outstanding Share ($2,798,174 ÷ 235,330 shares outstanding)		$11.89
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$2,677,047	$—	$—	$2,677,047
Exchange-Traded Fund	42,601	—	—	42,601
Short-Term Investment	72,120	—	—	72,120
Total Investments in Securities	$2,791,768	$—	$—	$2,791,768

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund
Statement of Assets and Liabilities
Statement of Operations

At December 31, 2017

Assets:
Investment securities, at value (Cost – $2,611,660)	$2,791,768
Cash	11,437
Dividends and interest receivable	19,377
Receivable from Adviser	2,679
Total Assets	2,825,261
Liabilities:
Accrued expenses:
Auditing and legal fees payable	10,508
Printing fee payable	5,076
Custody and accounting fees payable	5,048
Administration fee payable	4,613
Directors’ fees and expenses	782
Other	1,060
Total Liabilities	27,087
Net Assets	$2,798,174
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited, outstanding 235,330 shares)	$2,353
Additional paid-in capital	2,276,678
Undistributed net investment income	152,628
Accumulated net realized gain on investments	186,407
Net unrealized appreciation (depreciation) of investments	180,108
Net Assets	$2,798,174
Net Asset Value Per Outstanding Share ($2,798,174 ÷ 235,330 shares outstanding)	$11.89

For the Year Ended
December 31, 2017

Investment Income:
Dividends	$186,864
Interest	367
Total Income	187,231
Expenses:
Advisory fee	18,597
Service and distribution plan fees	10,151
Sub-transfer agent fees	1,589
Custody and accounting fees	31,604
Administration fees	27,521
Printing and postage	15,336
Auditing and legal fees	10,415
Transfer agent fees	3,767
Other	3,144
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	122,124
Less: Advisory Fees Waived and Expenses Reimbursed	(74,984)
Less: Service and Distribution Plan Fees Waived	(10,151)
Less: Sub-transfer Agent Fees Waived	(1,589)
Net Expenses	35,400
Net Investment Income	151,831
Net Realized and Unrealized Gain on Investments:
Net Realized Gain From:
Investments	187,665
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	140,628
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	328,293
Net Increase in Net Assets from Operations	$480,124

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$151,831	$9,742
Net realized gain on investments	187,665	73,384
Change in net unrealized appreciation/(depreciation) on investments	140,628	90,447
Net increase in net assets from operations	480,124	173,573
Distributions to Shareholders from:
Net investment income	(9,122)	(10,352)
Net realized gain from investment transactions	(73,737)	(7,552)
Total distributions	(82,859)	(17,904)
Share Transactions:
Proceeds from sale of fund shares	547,093	1,146,864
Proceeds from reinvestment of dividends and distributions to shareholders	82,859	17,904
Cost of fund shares redeemed	(310,775)	(115,730)
Net increase in net assets from fund share transactions	319,177	1,049,038
Total increase in net assets	716,442	1,204,707
Net Assets:
Beginning of year	2,081,732	877,025
End of year	$2,798,174	$2,081,732
Undistributed net investment income included in net assets, at end of year	$151,829	$9,120

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2017	2016	2015
Net asset value, beginning of year	$10.09	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.64	0.01	0.10
Net gains/(losses) on securities (both realized and unrealized)	1.50	0.90	(0.80)
Total from investment operations	2.14	0.91	(0.70)
Less distributions:
Dividends from net investment income	(0.04)	(0.07)	—
Distributions from net realized gains	(0.30)	(0.05)	—
Total distributions	(0.34)	(0.12)	—
Net asset value, end of year	$11.89	$10.09	$9.30
Total return*	21.36%	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,798	$2,082	$877
Ratio of gross expenses to average net assets(1)	4.81%	7.81%	21.69%
Ratio of net expenses to average net assets(2)	1.39%(3)	1.75%	1.75%
Ratio of net investment income to average net assets	5.98%	0.68%	2.06%
Portfolio turnover rate	121%	74%	91%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(2)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25%.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements

December 31, 2017

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line VIP Equity Advantage Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of 11 mutual funds that consists of a variety of equity, fixed income and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and ETF’s, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“ NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as instructed. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2017

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended December 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2017, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2017, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2017

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	49,389	123,017
Shares issued to shareholders in reinvestment of dividends and distributions	7,412	1,820
Shares redeemed	(27,855)	(12,746)
Net increase	28,946	112,091
Dividends per share from net investment income	$0.0368	$0.0695
Distributions per share from net realized gains	$0.2973	$0.0507

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2017
PURCHASES:
Investment Securities	$3,436,811
SALES:
Investment Securities	$2,979,992

4.
Income Taxes

At December 31, 2017, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,612,342
Gross tax unrealized appreciation	$227,561
Gross tax unrealized depreciation	(48,135)
Net tax unrealized appreciation on investments	$179,426
Undistributed ordinary income	$294,809
Undistributed long-term gain	$44,908

The Tax composition of distributions to shareholders for the years ended December 31, 2017 and December 31, 2016 were as follows:
	2017	2016
Ordinary income	$51,998	$10,352
Long-term capital gain	30,861	7,552
	$82,859	$17,904
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $799 and decreased accumulated realized gain by $799. Net assets are not affected by these reclassifications. These reclassifications were primarily due to character of dividends received.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $18,597 was paid or payable to the Adviser for the year ended December 31, 2017. This was computed at an annual rate of 1.00% of the average daily net assets of the Fund, during the year and paid monthly.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2017

Effective July 1, 2017, the rate was permanently reduced from 1.00% to 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2017, fees amounting to $10,151, before fee waivers, were accrued under the Plan.
The Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets (the “Expense Limitation”) for the first 6 months. Effective July 1, 2017, the Adviser agreed to reduce its advisory fee and the Distributor agreed to reduce its Rule 12b-1 fees and/or to reimburse the Fund so that total annual portfolio operating expense will not exceed 1.25% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of the Board of the Fund. For the year ended December 31, 2017, the Adviser waived fees of  $18,597, reimbursed expenses of  $56,387 and the Distributor waived fees of  $10,151.
As of December 31, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
December 31, 2018	$89,917	$1,833
December 31, 2019	79,416	5,642
December 31, 2020	74,984	10,151
During the year ended December 31, 2017, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub TA and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub TA fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub TA and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub TA fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub TA fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2017, the Distributor waived $1,589 in sub TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line VIP Equity Advantage Fund
 Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line VIP Equity Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line VIP Equity Advantage Fund (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 16, 2018
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

■ Value Line VIP Equity Advantage Fund
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2017 qualifies for the corporate dividends received deductions.
During the calendar year 2017, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2017, the Fund distributed $30,861 from long-term gains.
 Regulatory filing of Forms N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Regulatory filing of Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line VIP Equity Advantage Fund
Management Information
MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed by the officers of the Trust under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the other registered investment companies advised by the Adviser (together with the Fund, the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 47	Trustee	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 61	Trustee	Since 2014	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 61	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014 to present)
Michael Kuritzkes Age: 57	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	11	None
Paul Craig Roberts Age: 79	Trustee	Since 2014	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 69	Trustee	Since 2014	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line VIP Equity Advantage Fund
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 47	President	Since 2014	President of each of the Value Line Funds; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 67	Chief Compliance Officer	Since 2014	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 39	Treasurer and Chief Financial Officer; Secretary	Since 2014	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3  Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2017 - $231

Audit Fees 2016 - $370

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2017 - $97

Tax Preparation Fees 2016 - $14,245

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2017 - None

Aggregate Non-Audit Fees 2016 - None

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2018